SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                  FIRST AMENDED
                                   FORM 8-K/A



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported):          FEBRUARY 4, 2002



                                   E-REX, INC.
             (Exact name of registrant as specified in its charter)



            NEVADA                      O-27319             88-0292890
        (State or other               (Commission         (I.R.S. Employer
 jurisdiction of incorporation)       File Number)       Identification No.)


                       11645 BISCAYNE BOULEVARD, SUITE 210
                              MIAMI, FLORIDA  33181
               (Address of principal executive offices)  (zip code)


                                 (305) 895-3350
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

ITEM  1.          CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  applicable.

ITEM  2.          ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  applicable.

ITEM  3.          BANKRUPTCY  OR  RECEIVERSHIP

     Not  applicable.

ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On February 4, 2002, Perez-Abreu, Aguerrebere, Sueiro LLC, the independent accountant previously engaged as the principal accountant to audit the financial statements of E-Rex, Inc., resigned as auditors for the Company. As Perez-Abreu resigned, the decision to change accountants was not approved by the Board of Directors of the Company or by any audit or similar committee thereof.

     During its engagement by the Company, Perez-Abreu did not issue an audit opinion with respect to any financial statements of the Company. During the period of their engagement, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its audit report. E-Rex, Inc. has provided a copy of this disclosure to its former accountants, and requested that the former accountants furnish them with letters addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant, and, if not, stating the respects in which they do not agree. A copy of the former accountants' responses indicating agreement is included as exhibits to this report.

     Upon Perez-Abreu, Aguerrebere, Sueiro LLC's resignation, the board of directors on February 8, 2002 approved the engagement of Parks, Tschopp, Whitcomb & Orr, P.A., Certified Public Accountants, as the principal accountant to audit the financial statements of the Company.

     During the two most recent fiscal years, or any subsequent interim period prior to engaging Parks, Tschopp, Whitcomb & Orr, P.A., neither E-Rex nor anyone acting on E-Rex's behalf consulted with Parks, Tschopp, Whitcomb & Orr, P.A. regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or (ii) the type of audit opinion that might be rendered on E-Rex's financial statements where either written or oral advice was provided that was an important factor considered by E-Rex in reaching a decision as to the accounting, auditing, or financial reporting issue, or (iii) any matter that was the subject of a disagreement with E-Rex's former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its audit report.

ITEM  5.          OTHER  EVENTS

     Not  applicable.

ITEM  6.          RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Not  applicable.

ITEM  7.          FINANCIAL  STATEMENTS

     Not  applicable.

ITEM  8.          CHANGE  IN  FISCAL  YEAR

     Not  applicable.

EXHIBITS

     16.1 Letter dated June 11, 2002, from Perez-Abreu, Aguerrebere, Sueiro LLC regarding their concurrence with the statements made by the Registrant in this Current Report.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June  11,  2002                         E-Rex,  Inc.


                                                /s/ Carl E Dilley
                                                __________________________
                                                By:     Carl  E.  Dilley
                                                Its:    President

                [Perez-Abreu, Aguerrebere, Sueiro LLC Letterhead]



June  11,  2002


Securities  and  Exchange  Commission
450  Fifth  Street  N.W.
Washington,  D.C.,  20549

Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K/A dated June 11, 2002 for the event that occurred on February 4, 2002, to be filed by our former client, E-Rex, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very  truly  yours,

/s/ Perez-Abreu, Aguerrebere, Sueiro LLC
________________________________________
Perez-Abreu,  Aguerrebere,  Sueiro  LLC